SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 26, 2004


                          WILLIS GROUP HOLDINGS LIMITED
               (Exact name of Registrant as specified in Charter)

          BERMUDA                      001-16503                     98-0352587
(Jurisdiction of incorporation      (Commission File         (IRS Employer
or organization)                    Number)                  Identification No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

     On May 26, 2004, Willis Group Holdings Limited issued a press release announcing the finalization of a buy-out of a 20% stake in Herzfeld & Levy, the Group's retail operation in Argentina. The press release is attached as
     Exhibit 99.1 hereto.


Item 7.           Financial Statements and Exhibits

     (c)  The following document is filed as an exhibit to this report on Form
          8-K:

          99.1 Press Release dated May 26, 2004, of Willis Group Holdings
               Limited

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            WILLIS GROUP HOLDINGS LIMITED

                                            By:  /s/ Mary E. Caiazzo
                                                 -------------------------------
                                                     Mary E. Caiazzo
                                                     Assistant General Counsel


Dated:  May 26, 2004

                                  EXHIBIT INDEX


Exhibit
Number        Title
-------       -----

99.1          Press Release dated May 26, 2004, of Willis Group Holdings Limited